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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              MERIDIAN GOLD INC.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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                              [Logo appears here]

                                IMPORTANT NOTICE

                               MERIDIAN GOLD INC.
                                CUSIP 589975 101



April 2, 2002



Dear Shareholder:

You recently were sent the proxy materials for the Meridian Gold Inc. Annual and Special Meeting to be held on May 7, 2002. Please note that the Proxy voting card enclosed with the original mailing has been revised, and the revised form has been enclosed with this correspondence.

In order to record your vote, you are required to use the new voting form provided in this mailing to register your voting instructions with regard to the items identified in the Notice and Management Proxy Circular sent with the original materials. If you have already voted, you must revote using the new form.

We apologize for any inconvenience this may have caused you.


MERIDIAN GOLD INC.
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                                 REVISED FORM

                              [Logo appears here]

                               MERIDIAN GOLD INC.
                                   2002 PROXY

This proxy is solicited on behalf of management of Meridian Gold Inc. (the "Corporation") for use at the Annual and Special Meeting of Shareholders (the "Meeting") of the Corporation to be held on May 7, 2002.

The undersigned shareholder hereby appoints Dr. David S. Robertson, Chairman of the Board of Directors, or in his absence, Mr. Brian J. Kennedy, President and Chief Executive Officer of the Corporation, or instead of either of them, _________________________________________ (see note 1 below), as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Meeting, and at any adjournment or adjournments of the Meeting. The undersigned undertakes to ratify and confirm all of the actions of the proxyholder pursuant to this proxy, and revokes any proxy previously given.

Without limiting the general authorization and power hereby given, the proxyholder designated above is specifically directed to vote (or withhold from voting) all of the shares registered in the name of the undersigned as specified below (see note 2 below):

     MANAGEMENT RECOMMENDS SHAREHOLDERS VOTE FOR THE ITEMS BELOW.
                                             ---

1.    TO VOTE   [ ]    TO WITHHOLD FROM VOTING    [ ]
      in the election of the nominees proposed by management as directors of the Corporation;

2.    TO VOTE   [ ]    TO WITHHOLD FROM VOTING    [ ]
      in the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration;

3.    TO VOTE FOR   [ ]    TO VOTE AGAINST    [ ]
      the Share Incentive Plan Resolution set out in Appendix "B" of the Management Information Circular dated March 29, 2002 (the "Circular"), which resolution shall implement the proposed amendments to the Corporation's Share Incentive Plan as described in the Circular.

4.    TO VOTE FOR   [ ]    TO VOTE AGAINST    [ ]
      the Shareholder Rights Plan Resolution set out in Appendix "C" of the Circular, which resolution shall reconfirm the adoption of the Corporation's Shareholder Rights Plan as described in the Circular.

Please see the Notice of Annual and Special Meeting and Management Proxy Circular accompanying this proxy for further information. See note 3 below for instructions on completing this proxy.

     Dated this ___________________ day of __________________2002.

     Name of Shareholder (please print) _______________________________________

     Signature of Shareholder _________________________________________________

NOTES:
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1.  A SHAREHOLDER HAS THE RIGHT TO APPOINT, AS HIS OR HER PROXYHOLDER, A PERSON
    (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE NOMINEES DESIGNATED ABOVE BY INSERTING THE NAME OF THAT OTHER PERSON IN THE SPACE ABOVE.

2. IF THE INSTRUCTIONS CONTAINED IN THIS FORM OF PROXY ARE CERTAIN, THE SECURITIES REPRESENTED BY THIS FORM OF PROXY WILL BE VOTED ON ANY BALLOT, AND WHERE THE PERSON WHOSE PROXY IS SOLICITED SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SECURITIES WILL BE VOTED ON ANY BALLOT DULY CALLED IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE. IN THE EVENT THAT NO CHOICE IS SPECIFIED WITH RESPECT TO VOTING OR WITHHOLDING FROM VOTING IN RESPECT OF ITEMS (1.), (2.) , (3.) OR (4.) ABOVE, THE NOMINEE DESIGNATED ABOVE IS INSTRUCTED TO VOTE FOR THAT ITEM(S). IF ANY AMENDMENTS OR VARIATIONS TO THE MATTERS REFERRED TO ABOVE OR TO ANY OTHER MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING (OR ANY ADJOURNMENT) OR IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENT), THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDER TO VOTE ON SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS IN THE BEST JUDGMENT OF THE PROXYHOLDER.

3. Please complete, date and sign this proxy and return it as soon as possible in the envelope provided. Executors, administrators, trustees, attorneys or guardians should so indicate when signing and provide proof of appointment. Where shares are held in the names of two or more persons, each person must sign. If the shareholder is a corporation, this proxy must be signed by an authorized officer or attorney of the corporation with clear indication of his/her title. If this proxy is not dated it shall be deemed to bear the date on which is was mailed. Any resident of Quebec who signs this proxy confirms the express wish that this proxy and the documents relating to this proxy be drawn up in English.

4. Properly executed forms of proxy must be received no later than 5:00pm (Eastern Daylight Time) on May 3, 2002 by the Corporation's registrar and transfer agent, Computershare Trust Company of Canada , 1800 McGill College Avenue, 6th Floor, Montreal, PQ H3A 3K9.